                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        VANGUARD SPECIALIZED PORTFOLIOS
                                ENERGY PORTFOLIO


1. Average Annual Total Return (As of January 31, 1997)
        P (1 + T)to the nth power = ERV



     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
           ERV = ending redeemable value at the end of the period
    EXAMPLE:
      One Year
           P =   $1,000
           T =   +40.32%
           N =   1
         ERV =   $1,403.20
     Five Year
           P =   $1,000
           T =   +18.74%
           N =   5
         ERV =   $2,360.41
      Ten Year
           P =   $1,000
           T =   +13.66%
           N =   10
         ERV =   $3,793.99



2. YIELD (30 Days Ended January 31, 1997)


                  Yield = 2[((a-b/cxd)+1)to the 6th power-1]
                        -------------------------



        Where:   a = dividends and interest paid during the period
                 b = expenses during the period (net of reimbursements)
                 c = the average daily number of shares outstanding during the period
                 d = the maximum offering price per share on the last day of the period

    Example     a = $1,366,997.41
                b = $292,059.88
                c =  39,904,868.360
                d = $23.44
             Yield =  1.38%

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        VANGUARD SPECIALIZED PORTFOLIOS
                                 GOLD PORTFOLIO


1. Average Annual Total Return (As of January 31, 1997)
        P (1 + T)to the nth power = ERV



     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
           ERV = ending redeemable value at the end of the period
    EXAMPLE:
      One Year
           P =   $1,000
           T =   -20.51%
           N =   1
         ERV =   $794.95
     Five Year
           P =   $1,000
           T =   +5.17%
           N =   5
         ERV =   $1,286.35
      Ten Year
           P =   $1,000
           T =   +3.95%
           N =   10
         ERV =   $1,498.40

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        VANGUARD SPECIALIZED PORTFOLIOS
                             HEALTH CARE PORTFOLIO


1. Average Annual Total Return (As of January 31, 1997)
        P (1 + T)to the nth power = ERV



     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
           ERV = ending redeemable value at the end of the period
    EXAMPLE:
      One Year
           P =   $1,000
           T =   +20.65%
           N =   1
         ERV =   $1,206.46
     Five Year
           P =   $1,000
           T =   +17.79%
           N =   5
         ERV =   $2,267.22
      Ten Year
           P =   $1,000
           T =   +21.70%
           N =   10
         ERV =   $5,788.34



2. YIELD (30 Days Ended January 31, 1997)


                  Yield = 2[((a-b/cxd)+1)to the 6th pwer-1]


        Where:   a = dividends and interest paid during the period
                 b = expenses during the period (net of reimbursements)
                 c = the average daily number of shares outstanding during the period
                 d = the maximum offering price per share on the last day of the period

    Example     a = $3,658,514.60
                b = $893,616.69
                c =  46,183,744.286
                d = $60.65
             Yield =  1.19%

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        VANGUARD SPECIALIZED PORTFOLIOS
                              REIT INDEX PORTFOLIO


1. Average Annual Total Return (As of January 31, 1997)
        P (1 + T) to the ninth power = ERV



     Where:   P = a hypothetical initial payment of $1,000
              T = average annual total return
              N = number of years
            ERV = ending redeemable value at the end of the period

EXAMPLE:
       P =  $1,000
       T =  +30.33%
       N =  *
     ERV =  $1,303.27





* Since inception on May 13, 1996.

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        VANGUARD SPECIALIZED PORTFOLIOS
                           UTILITIES INCOME PORTFOLIO


1. Average Annual Total Return (As of January 31, 1997)
        P (1 + T) to the ninth power = ERV



     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
EXAMPLE:
  One Year
       P =   $1,000
       T =   +5.51%
       N =   1
     ERV =   $1,055.14
 Five Year
       P =   $1,000
       T =   +11.77%
       N =   *
     ERV =   $1,689.89


    *Since inception May 15, 1992